UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 28, 2011

PALM HARBOR HOMES, INC.
(Exact name of Registrant as Specified in Charter)

Florida	0-24268	59-1036634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15305 Dallas Parkway
Suite 700
Addison, Texas 75001-4600
(972) 991-2422
(Address, including zip code, and telephone numbers,
including area code, of principal executive offices)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on November 29, 2010, Palm Harbor Homes, Inc. (the "Company") and certain of its domestic subsidiaries (collectively, the "Debtors") filed a voluntary petition for relief (the "Bankruptcy Filing") under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware in Wilmington  (the "Bankruptcy Court"), case number 10-13850.

On January 28, 2011, the Debtors filed their monthly operating report for the period from November 30, 2010 to December 24, 2010 (the "Monthly Operating Report") with the Bankruptcy Court.  The Monthly Operating Report is attached as Exhibit 99.1 and is incorporated herein by reference.  This current report (including the exhibit hereto) will not  be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

The Company hereby advises that as of January 31, 2011, it projects that it will have approximately $155 million of debt (both pre-petition and post-petition, the "Liabilities") by the time the auction concludes and the sale closes.  Accordingly, assuming that strict payment priorities under the bankruptcy code are applied to distribution of the sale proceeds (and that some or all of such Liabilities are not otherwise assumed by the successful purchaser) holders of common equity would likely not be entitled to receive any recovery on account of their equity until all such Liabilities are first paid.  At present, the Company's "stalking horse" purchaser has submitted a bid under its asset purchase agreement of approximately $50 million plus the assumption of certain obligations.  The auction is scheduled to occur on March 1, 2011.

Limitation on Incorporation by Reference

In accordance with General Instructions B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed "filed" for purposes of Section 128 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court.  The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in  the Company's securities, the Monthly Operating Report is complete.  The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant  to the Exchange Act.  Results set forth in the Monthly Operating Report should not  be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K includes forward-looking statements within  the meaning of the Private Securities Litigation Reform Act of 1995 (the  "Act").  All statements (other than statements of historical facts) that address projected or estimated results, or events, developments or results that we intend, expect, believe, anticipate, plan, forecast or project will or may occur in the future are forward-looking statements.  The words "possible," "propose," "might," "could," "would," "projects," "plan," "forecasts," "anticipates," "expect," "intend," "believe," "seek" or "may," and similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying them.  Forward-looking statements are subject to a number of risks, contingencies, and uncertainties, some of which are management has not yet identified.  Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors.  Important factors that could cause actual results to differ from those contemplated by forward-looking statements include, but are not limited to:  (i) the ability of the Company and the Filing Subsidiaries to continue as going concerns; (ii) the Company's and the Filing Subsidiaries' ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases; (iii) the ability of the Company and its Filing Subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases; (iv) the effects of the Company's and the Filing Subsidiaries' Bankruptcy Filing on the Company and the Filing Subsidiaries and the interests of various creditors, equity holders and other constituents; (v) Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general; (vi) the length of time the Company and the Filing Subsidiaries will operate under the chapter 11 cases; (vii) risks associated with third party motions in the chapter 11 cases, which may interfere with the Company's and the Filing Subsidiaries' ability to develop and consummate one or more plans of reorganization once such plans are developed; (viii) the potential adverse effects of the chapter 11 proceedings on the Company's and the Filing Subsidiaries' liquidity or results of operations; (ix) the ability to execute the Company's and the Filing Subsidiaries' business and restructuring plan; (x) increased legal costs related to the Bankruptcy Filing and other litigation; (xi) the Company's and the Filing Subsidiaries' ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, movie studios, suppliers and service providers and to retain key executives, managers and employees.  The cautionary statements provided above are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the "Act") and with the intention of obtaining the benefits of the "safe harbor" provisions of the Act for any such forward-looking information. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.  The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Title

99.1	Monthly Operating Report for the period from November 30, 2010 to December 24, 2010, filed with the United States Bankruptcy Court for the District of Delaware in Wilmington.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2011	PALM HARBOR HOMES, INC.

/s/ Larry H. Keener
Larry H. Keener
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Monthly Operating Report for the period from November 30, 2010 to December 24, 2010, filed with the United States Bankruptcy Court for the District of Delaware in Wilmington.